SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 2-96924

AMANA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicholas F. Kaiser
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number- (360) 734-9900

Date of fiscal year end: May 31, 2010
Date of reporting period: May 31, 2010

1. Report to Shareowners

Amana Mutual Funds Trust

Annual Report

May 31, 2010

1300 North State Street
Bellingham, WA 98225
www.amanafunds.com
888 / 73-AMANA

Performance Summary (as of June 30, 2010):

Average Annual Returns (before any taxes paid by shareowners)
	1 year	3 years	5 years	10 years	Expense Ratio¹
Amana Income Fund	9.69%	-3.48%	5.67%	4.96%	1.33%
Amana Growth Fund	14.18%	-3.63%	5.71%	2.91%	1.31%

Morningstar™ Ratings²	Overall	1 year	3 years	5 years	10 years
Amana Income Fund — "Large Value" category
Morningstar Rating™	*****	n/a	*****	*****	*****
% Rank in category	n/a	86	1	1	8
Funds in category	1,135	1,283	1,135	952	494
Amana Growth Fund — "Large Growth" category
Morningstar Rating™	*****	n/a	*****	*****	*****
% Rank in category	n/a	28	6	2	2
Funds in category	1,545	1,770	1,545	1,298	739

Lipper Quintile Rankings³	1 year	3 years	5 years	10 years
Amana Income Fund — "Equity Income" category
Quintile Rank	5th	1st	1st	1st
Absolute Rank / Funds in category	242/280	8/238	2/192	12/110
Amana Growth Fund — "Multi-Cap Growth" category
Quintile Rank	3rd	1st	1st	1st
Absolute Rank / Funds in category	251/449	41/387	10/305	9/196

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end can be obtained by calling toll-free 888-73/AMANA or visiting www.amanafunds.com. Total returns are historical and include change in share value and reinvestment of dividends and capital gains, if any, and do not include the potential deduction of a 2% redemption fee on shares held less than 90 calendar days. Share price, yield, and return will vary, and you may have a gain or loss when you sell your shares. The Amana Funds limit the securities they purchase to those consistent with Islamic principles, which limits opportunities and may increase risk.

Please consider an investment's objective, risks, charges and expenses carefully before investing. To obtain a free prospectus that contains this and other important information on the Amana Funds, please call toll-free 888-73/AMANA or visit www.amanafunds.com. Please read the prospectus carefully before investing.

The Amana Developing World Fund began operations September 28, 2009 and therefore does not yet have standardized returns to report and is not yet rated by Morningstar or Lipper.

¹ By regulation, expense ratios shown in this table are as of the Funds' most recent prospectus which is dated September 28, 2009, incorporates results for the fiscal year ending May 31, 2009, and differs from the expense ratios shown elsewhere in this report as they represent different fiscal periods. Also by regulation, the performance in this table represents the most recent calendar quarter-end performance rather than performance through the Funds' most recent fiscal period. Average annual total returns include changes in principal value, reinvested dividends and capital gain distributions, if any.

² Source: Morningstar June 30, 2010. Morningstar, Inc. is an independent fund performance monitor. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of performance figures associated with its 3, 5 and 10 year (if applicable) Morningstar Rating metrics.

% Rank in Category: This is the fund's total-return percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

³ Source: Lipper Inc., A Reuters Company, June 30, 2010. Lipper Inc. is a nationally recognized organization that ranks performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are based on past performance with capital gains and dividends reinvested.

Fellow Shareowners:

Stock markets bounced back during the last year as the economy struggled to navigate the lingering doldrums of 2008's financial crisis. For Amana's fiscal year ended May 31, 2010, Amana Income returned 13.80% and Amana Growth returned 19.79%. General market indicators fared slightly better: the S&P 500 Index recovered 20.99% and the Dow Jones Islamic Index (US) gained 15.61%. From its inception on September 28, 2009, the new Amana Developing World Fund returned 1.60%.

The Amana Funds follow Islamic principles, which preclude most investments in the banking and financial sectors. We favor companies with low debt levels and strong balance sheets, which generally do relatively better in distressed times. Plagued with a financial crisis, the stock markets dropped until March 2009, but then reversed course, rallying to April 2010 on expectations of better times and stimulus from governments worldwide. With the market stabilized in recent months, our cash provided us with the means of cautiously increasing our holdings of many attractively priced securities.

Top Long-Term Results

As experienced investors, we know that gains or losses over a short interval tell an incomplete story compared to performance evaluated over a lengthier time span. That's why the recognition that Amana continues to receive for superlative long-term performance is so important to our shareowners.

As of June 30, 2010, Amana Income and Amana Growth maintained strong performance rankings in their respective Lipper mutual fund categories. Amana Income Fund is the number two fund (out of 192 similar funds) in Lipper's Equity Income category for 5-year performance. Amana Growth Fund is number ten (out of 305 funds) in the Multi-Cap Growth category for 5-year performance.

In addition, both funds received Morningstar's top "five star" ratings every month during the year. Please refer to the preceding page and following page for Amana's June 30 and May 31 longer-term performance data, respectively.

Failaka Advisors, the world leader in Islamic fund research and reporting, again recognized the Amana Income Fund as an outstanding performer in 2009. At Failaka's 5th Annual worldwide Islamic Fund Awards event held April 12, 2010 in Dubai, Amana Income was named the best global Sharia equity fund based on three-year performance.

Going Forward

The economy is having a rough go: unemployment is stuck at high levels, housing remains weak, and consumption is soft. Led by exports and restocking, manufacturing is recovering. Last year, governments worldwide were printing money to stave off financial firm defaults and stimulate spending. This year, political leaders are being turned out as worries grow about too much debt. Housing and construction, the engines that normally drive the economy up from recessions, are not yet helping. In short, there are still dark financial clouds — and some rays of sunshine.

Amana has over $2.6 billion in assets, up 53% for the fiscal year.

Even though more normal economic conditions are at least a year off, as usual the stock market is leading the recovery. More than ever, we remain committed to our Islamic screens, which establish an effective set of investment principles. We will continue to invest in the solid companies we expect to successfully navigate beyond these trying times.

During the difficult previous fiscal year ended in May 2009, Amana's assets grew 39%. In the improved markets of this last year, assets grew another 53%. Higher assets help by spreading fixed expenses, and we are pleased to report a drop in the overall expense ratio of Amana Growth to 1.20% and Amana Income to 1.25% for the fiscal year.

Amana Mutual Funds embody basic principles of Islamic finance: good governance, transparency, fairness, and risk-sharing. Saturna Capital staff work from offices in Bellingham, Chicago, Reno, and Kuala Lumpur, Malaysia to better serve you. Our board members reside in seven states or provinces across North America. For more information, please visit www.amanafunds.com or call 1-888/73-AMANA.

Respectfully,

(graphic omitted)

Nicholas Kaiser,
President & Portfolio Manager

(graphic omitted)

Talat Othman,
Independent Board Chairman

Performance Summary (as of May 31, 2010):

As of May 31, 2010, the U.S. mutual fund rating service, Morningstar™, honored Amana by awarding both Funds their highest rating: ***** Overall. The strong performance history of both Funds is also illustrated in their high "% Rank in category" standings. Here are the details¹:

Morningstar™ Ratings	Overall	1 year	3 years	5 years	10 years
Amana Income Fund — "Large Value" category
Morningstar Rating™	*****	n/a	*****	*****	*****
% Rank in category	n/a	84	1	1	3
Funds in category	1,142	1,292	1,142	956	487
Amana Growth Fund — "Large Growth" category
Morningstar Rating™	*****	n/a	*****	*****	*****
% Rank in category	n/a	41	5	2	1
Funds in category	1,553	1,784	1,553	1,301	727

Amana also garnered high marks with Lipper Inc. (A Thomson Reuters Company)²:

Lipper Quintile Rankings	1 year	3 years	5 years	10 years
Amana Income Fund — "Equity Income" category
Quintile Rank	5th	1st	1st	1st
Absolute Rank / Funds in category	254/279	8/237	2/192	8/109
Amana Growth Fund — "Multi-Cap Growth" category
Quintile Rank	4th	1st	1st	1st
Absolute Rank / Funds in category	312/450	36/387	14/306	4/191

Performance data quoted above represents past performance and is no guarantee of future results.

The Amana Developing World Fund began operations September 28, 2009 and therefore does not yet have standardized returns to report and is not yet rated by Morningstar or Lipper.

¹ Source: Morningstar May 31, 2010. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return™ measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating™ for a fund is derived from a weighted average of performance figures associated with its 3, 5 and 10 year (if applicable) Morningstar Rating™ metrics.

% Rank in Category: This is the fund's total-return percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

² Source: Lipper Inc., A Thomson Reuters Company, May 31, 2010. Lipper Inc. Is a nationally recognized organization that ranks performance of mutual funds within a universe of funds that have similar investment objectives. Quintile Rankings are based on past performance with capital gains and dividends reinvested.

4 | Annual Report May 31, 2010

Discussion of Fund Performance

The performance of a mutual fund is determined by its investments as well as general market conditions. Islamic restrictions impact the types of investments available to the Amana Funds, as do the objectives of capital preservation and current income (Income Fund) or long-term capital growth (Growth Fund and Developing World Fund). Not that it matters much in today's low-yield markets, but the Funds do not receive interest on cash balances. Neither do the Funds invest in businesses that have material earnings from interest (such as financial institutions) or other prohibited activities. The avoidance of investments in financial service and high-debt companies significantly benefited the Funds during this long credit and banking crisis. Our investment results for the year were impacted by our conservative maintenance of higher than normal levels of cash. We seek companies with good environmental, social and governance policies as they can provide solid long-term investor returns.

Amana Income Fund

For the year ended May 31, 2010, Amana Income Fund's total return was +13.80% (versus -22.01% the year before). Income dividends of 35¢ per share were paid during the year. U.S. Federal income taxes on these dividends during 2009 and 2010 are at the lowest levels in decades, a support for the stock market we fear will soon diminish. Investors nationwide, pleased with the Fund's excellent results in deteriorating markets, purchased $564 million in new shares, and after paying out $287 million of redemptions, Fund net assets grew 54% to over $1 billion.

During the year, the markets favored the beaten-down and riskier companies that Amana avoids. The Income Fund only buys dividend-paying equity securities, primarily of larger and more established companies. The Fund reduced its traditional overweighting in energy and cyclical industries. Weightings in the defensive medical, food and diversified operations industries increased. Our transportation companies did well. NextEra Energy (previously FPL), a large producer of electricity from renewable sources, remains a favorite in the utility industry but performed poorly. Telecommunication companies continue to benefit from world interdependence and changing technologies.

Amana Growth Fund

The Amana Growth Fund's total return was +19.79% (vs. -23.63% the year before). By policy, the Fund seeks to avoid paying income dividends. Drawn by the Fund's favorable long-term performance record, investors purchased $788 million in new shares, and after paying out $467 million of redemptions, Fund net assets grew 52% to over $1.5 billion.

Amana Growth's portfolio is weighted towards technology. Medical companies, where R&D is a big part of the business, are our largest industry and performed reasonably well as the markets recovered. Retailing became our second largest industry (Best Buy, Coach, TJX, Amazon.com), as we both added to positions and the stocks advanced on improved personal consumption. Our third largest industry, computer companies, also performed well (especially Apple, but also Cree, IBM, Hewlett-Packard, and Intel). Potash Corp. of Saskatchewan suffered as did most commodity firms. In computer software, Infosys and Intuit did especially well. In electronics, Agilent bounced up for the year but Qualcomm declined.

The outlook for the U.S. economy remains uncertain as Americans try to work off the bad effects of years of excessive credit and borrowings. The banking system is consolidating, and not anxious to lend. The U.S. dollar looks better, but only against a shaky Euro. Spikes in the price of oil and gold are really panics against the dollar. In a permanent shift, economic activity is moving from Western countries to opportunities in the developing world.

Amana Developing World Fund

The Amana Developing World Fund commenced operations September 28, 2009 and consequently does not have standardized returns to report. For its initial eight months of operation, the Fund returned +1.60%. The Fund's year-to-date return of -1.45% beats its MSCI Emerging Markets Index benchmark return of -6.40% by a wide margin. In a promising start, Fund net assets have grown to over $9 million.

Following conservative Islamic investing principles in the emerging markets is more difficult than in the developed world, as companies are generally newer and often more highly leveraged. Coupled with volatile and declining stock prices in most emerging markets for 2010, we have held back on fully investing the Fund — beneficially keeping a high cash position.

In order of descending percentage of the Fund, our top country allocations are China, Brazil, India, Chile, and Indonesia. All have strong outlooks for long-term economic growth. Shorter-term, China's growth is slowing, hampered by rising prices, government cooling efforts, and a falling stock market. Brazil's growth continues to be strong, although interest rates are rising to prevent overheating. As is common with developing world investors, our largest industry is resource extraction.

Our largest holdings include LAN Airlines (Chile), Baidu.com (China), and Infosys (India). We have a few positions in U.S.-based companies with more than 50% of their assets or revenues in developing countries, such as Colgate-Palmolive and Western Digital.

Annual Report May 31, 2010 | 5

Amana Income Fund: Performance Summary

Average Annual Returns as of May 31, 2010

	1 year	5 years	10 years	Expense Ratio¹
Amana Income Fund	13.80%	6.73%	5.51%	1.33%
S&P 500 Index	20.99%	0.31%	-0.82%	N/A

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other operational costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2000 to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in the Fund would have risen to $17,106 versus $7,687 in the Index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 90 calendar days.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus which is dated September 28, 2009, incorporates results for the 2009 fiscal year, and differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective.

Top Ten Holdings		Industry Allocation
Issue	% of Fund Assets
Procter & Gamble	2.3%
Nike Class B	2.1%
Carlisle Companies	2.0%
Kellogg	2.0%
General Mills	2.0%
Exxon Mobil	2.0%
Canadian National Railway	1.9%
PepsiCo	1.8%
Microsoft	1.8%
Honeywell International	1.8%

Industry weightings are shown as a percentage of net assets

6 | Annual Report May 31, 2010

Amana Income Fund: Schedule of Investments

Common Stocks	Symbol	Number of Shares	Cost	Market Value	Percentage of Assets
Aerospace
United Technologies	UTX	250,000	$14,326,611	$16,845,000	1.6%

Automotive
Genuine Parts	GPC	400,000	15,835,680	16,244,000	1.5%

Building
Plum Creek Timber	PCL	50,000	1,595,865	1,751,000	0.2%

Business Services
Dun & Bradstreet	DNB	200,000	15,599,260	14,598,000	1.4%

Chemicals
Air Products & Chemicals	APD	200,000	12,731,809	13,812,000	1.3%
BASF ADS	BASFY	140,000	5,118,606	7,315,000	0.7%
DuPont	DD	240,000	8,986,091	8,680,800	0.8%
Methanex	MEOH	300,000	5,849,587	6,315,000	0.6%
Praxair	PX	220,000	16,103,769	17,072,000	1.6%
RPM International	RPM	180,000	3,642,493	3,565,800	0.3%
			52,432,355	56,760,600	5.3%

Computer Hardware
Intel	INTC	850,000	14,629,965	18,207,000	1.7%
Microchip Technology	MCHP	400,000	10,127,079	11,140,000	1.0%
Taiwan Semiconductor ADS	TSM	1,072,868	10,684,439	10,460,463	1.0%
			35,441,483	39,807,463	3.7%

Computer Software
Microsoft	MSFT	750,000	17,818,985	19,350,000	1.8%

Cosmetics & Toiletries
Procter & Gamble	PG	400,000	23,489,880	24,436,000	2.3%

Diversified Operations
Carlisle Companies	CSL	550,000	16,981,666	21,389,500	2.0%
Honeywell International	HON	450,000	20,022,265	19,246,500	1.8%
Johnson Controls	JCI	500,000	13,108,417	14,265,000	1.3%
PPG Industries	PPG	100,000	4,319,270	6,407,000	0.6%
3M	MMM	200,000	13,704,248	15,862,000	1.5%
Tomkins ADS	TKS	150,000	2,885,000	2,100,000	0.2%
			71,020,866	79,270,000	7.4%

Energy
Arch Coal	ACI	650,000	10,358,926	14,007,500	1.3%
BP ADS	BP	300,000	15,912,062	12,885,000	1.2%
Cenovus Energy	CVE	300,000	6,821,573	8,082,000	0.8%
ConocoPhillips	COP	300,000	15,273,173	15,558,000	1.5%
EnCana	ECA	500,000	14,406,364	15,425,000	1.4%
Exxon Mobil	XOM	350,000	23,656,109	21,161,000	2.0%
Total ADS	TOT	300,000	17,012,378	13,989,000	1.3%
			103,440,585	101,107,500	9.5%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

Annual Report May 31, 2010 | 7

Amana Income Fund: Schedule of Investments

Common Stocks	Symbol	Number of Shares	Cost	Market Value	Percentage of Assets
Food Production
General Mills	GIS	300,000	$19,156,589	$21,369,000	2.0%
J.M. Smucker	SJM	250,000	13,340,013	13,805,000	1.3%
Kellogg	K	400,000	19,891,738	21,372,000	2.0%
PepsiCo	PEP	310,000	19,349,526	19,495,900	1.8%
Unilever ADS	UL	252,081	6,570,755	6,816,270	0.6%
			78,308,621	82,858,170	7.7%

Industrial Automation / Robotics
Rockwell Automation	ROK	325,000	15,208,967	17,364,750	1.6%

Instruments — Control
Parker Hannifin	PH	275,000	12,527,667	16,901,500	1.6%

Machinery
Emerson Electric	EMR	350,000	15,444,219	16,254,000	1.5%
Grainger (W.W.)	GWW	150,000	14,706,937	15,262,500	1.4%
			30,151,156	31,516,500	2.9%

Medical
Abbott Laboratories	ABT	350,000	17,540,979	16,646,000	1.5%
AstraZeneca ADS	AZN	450,000	20,147,811	19,012,500	1.8%
Becton, Dickinson & Co.	BDX	210,000	15,293,814	14,973,000	1.4%
Bristol-Myers Squibb	BMY	650,000	15,122,291	15,086,500	1.4%
Eli Lilly	LLY	400,000	16,514,622	13,116,000	1.2%
GlaxoSmithKline ADS	GSK	500,000	19,063,026	16,730,000	1.6%
Johnson & Johnson	JNJ	310,000	19,094,962	18,073,000	1.7%
Medtronic	MDT	150,000	4,451,825	5,877,000	0.5%
Novartis ADR	NVS	350,000	16,876,540	15,753,500	1.5%
Pfizer	PFE	1,096,250	20,041,697	16,695,888	1.6%
			164,147,567	151,963,388	14.2%

Metal Ores
BHP Billiton ADS	BHP	200,000	8,500,672	12,968,000	1.2%
Freeport-McMoran Copper & Gold Class B	FCX	200,000	13,486,801	14,010,000	1.3%
Rio Tinto ADS	RTP	200,000	5,942,999	9,220,000	0.9%
			27,930,472	36,198,000	3.4%

Paper & Paper Products
Kimberly-Clark	KMB	300,000	19,381,392	18,210,000	1.7%

Publishing
McGraw-Hill	MHP	400,000	12,120,062	11,120,000	1.0%
Pearson ADS	PSO	300,000	4,106,896	4,128,000	0.4%
			16,226,958	15,248,000	1.4%

Shoes & Related Apparel
Nike Class B	NKE	310,000	18,670,512	22,437,800	2.1%

Soap & Cleaning Preparants
Colgate-Palmolive	CL	200,000	13,321,051	15,618,000	1.5%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

8 | Annual Report May 31, 2010

Amana Income Fund: Schedule of Investments

Common Stocks	Symbol	Number of Shares	Cost	Market Value	Percentage of Assets
Steel
Nucor	NUE	140,000	$6,408,414	$6,027,000	0.6%
Tenaris ADR	TS	110,000	3,439,736	4,083,200	0.4%
United States Steel	X	250,000	9,928,676	11,802,500	1.1%
			19,776,826	21,912,700	2.1%

Telecommunications
AT&T	T	300,000	10,106,726	7,290,000	0.7%
Chunghwa Telecom ADR	CHT	690,818	13,122,815	13,166,991	1.2%
SK Telecom ADR	SKM	200,000	3,548,270	3,110,000	0.3%
Telus	TU	100,000	4,478,065	3,454,000	0.3%
Vodafone Group ADS	VOD	250,000	6,685,242	5,025,000	0.5%
			37,941,118	32,045,991	3.0%

Tools
Stanley Black & Decker	SWK	54,825	3,746,684	3,058,687	0.3%
Illinois Tool Works	ITW	300,000	13,324,988	13,929,000	1.3%
Regal-Beloit	RBC	100,000	4,068,804	6,029,000	0.6%
			21,140,476	23,016,687	2.2%

Transportation
Canadian National Railway	CNI	350,000	16,700,299	20,079,500	1.9%
Canadian Pacific Railway	CP	90,000	4,930,334	4,952,700	0.5%
United Parcel Service Class B	UPS	300,000	19,152,084	18,828,000	1.7%
			40,782,717	43,860,200	4.1%

Utilities
E. ON ADS	EONGY	300,000	11,860,343	9,135,000	0.9%
Energen	EGN	300,000	12,150,726	13,281,000	1.2%
Enersis ADS	ENI	200,000	4,040,000	3,770,000	0.4%
FPL Group	FPL	150,000	8,001,732	7,489,500	0.7%
National Fuel Gas	NFG	130,000	5,585,953	6,318,000	0.6%
Piedmont Natural Gas Company	PNY	60,000	1,117,404	1,524,600	0.1%
Sempra Energy	SRE	40,000	1,451,126	1,840,000	0.2%
Telstra ADR	TLSYY	100,000	1,761,032	1,236,000	0.1%
			45,968,316	44,594,100	4.2%

Total investments			$912,485,386	943,915,349	88.4%
Other assets (net of liabilities)				123,938,637	11.6%
Total net assets				$1,067,853,986	100.0%

ADS: American Depositary Share
ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Annual Report May 31, 2010 | 9

Amana Income Fund

Statement of Assets and Liabilities
As of May 31, 2010

Assets
Investments in securities, at value (Cost $912,485,386)	$943,915,349
Cash	122,229,432
Dividends	3,630,856
Receivable for Fund shares sold	1,464,679
Insurance reserve premium	2,529
Total assets		1,071,242,845
Liabilities
Payable for Fund shares redeemed	1,897,344
Payable to affiliates	1,136,396
Distributions payable	255,023
Accrued expenses	100,096
Total liabilities		3,388,859
Net Assets		$1,067,853,986

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$1,044,666,227
Undistributed net investment income	333,000
Accumulated net realized loss	(8,575,204)
Unrealized net appreciation on investments	31,429,963
Net assets applicable to Fund shares outstanding		$1,067,853,986

Fund shares outstanding		39,148,448

Net asset value, offering and redemption price per share		$27.28

Statement of Operations
Year ended May 31, 2010

Investment income
Dividends/Income (net of foreign taxes of $877,610)	$24,930,783
Miscellaneous income	299
Gross investment income		24,931,082
Expenses
Investment adviser	8,662,993
Distribution fees	2,413,063
Shareowner servicing	602,785
Printing and postage	111,037
Trustee fees	97,607
Professional fees	49,893
Custodian fees	48,217
Filing and registration fees	42,655
Administration fees	37,680
Other expenses	31,085
Chief Compliance Officer expenses	20,088
Total gross expenses	12,117,103
Less custodian fee credits	(48,217)
Net expenses		12,068,886
Net investment income		$12,862,196

Net realized gain from investments		$2,016,366
Net increase in unrealized appreciation on investments		84,671,605
Net gain on investments		$86,687,971

Net increase in net assets resulting from operations		$99,550,167

The accompanying notes are an integral part of these financial statements.

10 | Annual Report May 31, 2010

Amana Income Fund

Statements of Changes in Net Assets	Year ended May 31, 2010	Year ended May 31,2009
Increase (decrease) in net assets from operations:
From operations
Net investment income	$12,862,196	$7,344,087
Net realized gain (loss) on investments	2,016,366	(10,591,570)
Net increase (decrease) in unrealized appreciation	84,671,605	(109,764,631)
Net increase (decrease) in net assets	99,550,167	(113,012,114)
Distributions to shareholders from
Net investment income	(12,949,029)	(7,200,088)
Capital gains distribution	-	(167,143)
Total distributions	(12,949,029)	(7,367,231)
Capital share transactions
Proceeds from sales of shares	564,259,240	520,518,828
Value of shares issued in reinvestment of dividends	12,487,411	7,082,948
Early redemption fees retained	141,664	132,767
Cost of shares redeemed	(287,047,497)	(209,859,555)
Net increase in net assets	289,840,818	317,874,988
Total increase in net assets	376,441,956	197,495,643

Net assets
Beginning of year	691,412,030	493,916,387
End of year	1,067,853,986	691,412,030

Undistributed net investment income	$333,000	$419,833

Shares of the Fund sold and redeemed
Number of shares sold	20,574,610	21,441,009
Number of shares issued in reinvestment of dividends	447,553	295,478
Number of shares redeemed	(10,357,568)	(8,937,829)
Net increase in number of shares outstanding	10,664,595	12,798,658

Financial Highlights	For year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2010	2009	2008	2007	2006
Net asset value at beginning of year	$24.27	$31.49	$30.99	$25.46	$21.42
Income from investment operations
Net investment income	0.35	0.34¹	0.22¹	0.26¹	0.32¹
Net gains (losses) on securities (both realized and unrealized)	3.01	(7.28)	0.89	5.87	4.18
Total from investment operations	3.36	(6.94)	1.11	6.13	4.50
Less distributions
Dividends (from net investment income)	(0.35)	(0.28)	(0.18)	(0.20)	(0.29)
Distributions (from capital gains)	-	(0.01)	(0.43)	(0.41)	(0.17)
Total distributions	(0.35)	(0.29)	(0.61)	(0.61)	(0.46)
Paid-in capital from early redemption fees	0.00²	0.01	0.00²	0.01	0.00²

Net asset value at end of year	$27.28	$24.27	$31.49	$30.99	$25.46

Total Return	13.80%	(22.01)%	3.61%	24.31%	21.17%

Ratios / supplemental data
Net assets ($000), end of year	$1,067,854	$691,412	$493,916	$233,761	$74,606
Ratio of expenses to average net assets
Before custodian fee credits	1.26%	1.33%	1.33%	1.38%	1.50%
After custodian fee credits	1.25%	1.32%	1.32%	1.37%	1.49%
Ratio of net investment income after custodian fee credits to average net assets	1.33%	1.39%	0.71%	0.95%	1.34%
Portfolio turnover rate	5%	6%	2%	14%	10%
¹Calculated using average shares outstanding	²Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.

Annual Report May 31, 2010 | 11

Amana Growth Fund: Performance Summary

Average Annual Returns as of May 31, 2010

	1 Year	5 Year	10 Year	Expense Ratio¹
Amana Growth Fund	19.79%	6.71%	4.37%	1.31%
Russell 2000 Index	33.64%	2.81%	4.76%	N/A

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other operational costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May. 31, 2000 to an identical amount invested in the Russell 2000 Index, a broad-based stock market index. The graph shows that an investment in the Fund would have risen to $15,338 versus $13,908 in the Index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 90 calendar days.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus which is dated September 28, 2009, incorporates results for the 2009 fiscal year, and differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

The primary objective of the Growth Fund is long-term capital growth consistent with Islamic principles.

Top Ten Holdings		Industry Allocation
Issue	% of Fund Assets
Apple	3.2%
Akamai Technologies	2.5%
Best Buy	2.1%
Cree	2.1%
Intuit	2.0%
Humana	1.9%
Agilent Technologies	1.8%
International Business Machines	1.8%
Coach	1.8%
PepsiCo	1.8%

Industry weightings are shown as a percentage of net assets.

12 | Annual Report May 31, 2010

Amana Growth Fund: Schedule of Investments

Common Stocks	Symbol	Number of Shares	Cost	Market Value	Percentage of Assets
Aerospace
Crane	CR	300,000	$10,212,899	$9,759,000	0.6%

Automotive
Genuine Parts	GPC	125,000	5,729,519	5,076,250	0.3%
Gentex	GNTX	350,000	4,970,619	6,888,000	0.4%
			10,700,138	11,964,250	0.7%

Building
Fastenal	FAST	210,000	8,896,960	10,592,400	0.7%
Lowe's Companies	LOW	700,000	16,895,465	17,325,000	1.1%
Ritchie Bros Auctioneers	RBA	200,000	4,434,845	4,076,000	0.2%
			30,227,270	31,993,400	2.0%

Business Services
Convergys¹	CVG	770,000	12,063,213	8,408,400	0.5%
Gartner¹	IT	150,000	2,608,745	3,712,500	0.2%
			14,671,958	12,120,900	0.7%

Chemicals
Potash Corp. of Saskatchewan	POT	275,000	17,356,813	27,277,250	1.7%

Computer Hardware
Apple¹	AAPL	200,000	12,024,718	51,376,000	3.2%
Cree¹	CREE	500,000	12,248,768	33,185,000	2.1%
Hewlett-Packard	HPQ	575,000	21,492,548	26,455,750	1.7%
Intel	INTC	1,100,000	20,710,595	23,562,000	1.5%
International Business Machines	IBM	230,000	23,823,671	28,809,800	1.8%
SanDisk¹	SNDK	270,000	11,269,775	12,587,400	0.8%
Seagate Technology¹	STX	250,000	5,683,020	3,840,000	0.2%
Taiwan Semiconductor ADS	TSM	1,043,297	10,515,303	10,172,146	0.6%
Xilinx	XLNX	500,000	11,418,610	12,225,000	0.8%
			129,187,008	202,213,096	12.7%

Computer Networking
Cisco Systems¹	CSCO	1,100,000	23,112,550	25,476,000	1.6%

Computer Software
Adobe Systems¹	ADBE	600,000	18,182,883	19,248,000	1.2%
Infosys ADS	INFY	450,000	18,617,460	25,888,500	1.6%
Intuit¹	INTU	900,000	27,960,568	32,166,000	2.0%
Oracle	ORCL	1,200,000	24,929,690	27,084,000	1.7%
SAP ADS	SAP	150,000	5,880,480	6,364,500	0.4%
			95,571,081	110,751,000	6.9%

Cosmetics & Toiletries
Estee Lauder	EL	138,297	8,696,008	8,058,566	0.5%

Diversified Operations
Corning	GLW	100,000	1,691,860	1,743,000	0.1%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

Annual Report May 31, 2010 | 13

Amana Growth Fund: Schedule of Investments

Common Stocks	Symbol	Number of Shares	Cost	Market Value	Percentage of Assets
Electronics
Agilent Technologies¹	A	900,000	$22,797,417	$29,124,000	1.8%
EMCOR Group¹	EME	700,000	14,885,660	17,479,000	1.1%
Qualcomm	QCOM	750,000	27,638,821	26,670,000	1.7%
Trimble Navigation¹	TRMB	800,000	18,062,314	22,984,000	1.4%
			83,384,212	96,257,000	6.0%

Energy
BP ADS	BP	200,000	12,119,022	8,590,000	0.5%
Cenovus Energy	CVE	500,000	11,367,923	13,470,000	0.9%
Consol Energy	CNX	650,000	25,152,585	23,712,000	1.5%
EnCana	ECA	400,000	9,640,384	12,340,000	0.8%
Noble	NE	650,000	23,962,552	18,895,500	1.2%
Suncor Energy	SU	700,000	25,488,281	21,322,000	1.3%
			107,730,747	98,329,500	6.2%

Food Production
Danone ADS	DANOY	410,674	6,533,458	4,184,768	0.3%
Hansen Natural¹	HANS	500,000	17,532,666	19,525,000	1.2%
PepsiCo	PEP	450,000	26,887,759	28,300,500	1.8%
			50,953,883	52,010,268	3.3%

Internet Content
Akamai Technologies¹	AKAM	1,000,000	21,444,890	39,720,000	2.5%

Medical
Amgen¹	AMGN	500,000	28,412,421	25,890,000	1.6%
Dentsply International	XRAY	600,000	18,624,875	19,458,000	1.2%
Eli Lilly	LLY	500,000	17,872,910	16,395,000	1.0%
Express Scripts¹	ESRX	250,000	14,750,032	25,150,000	1.6%
Genzyme¹	GENZ	360,000	20,818,741	17,514,000	1.1%
Humana¹	HUM	650,000	24,303,411	29,932,500	1.9%
Johnson & Johnson	JNJ	450,000	27,220,381	26,235,000	1.6%
Novartis ADR	NVS	475,000	20,329,088	21,379,750	1.3%
Novo Nordisk ADS	NVO	200,439	7,665,243	15,397,724	1.0%
Stryker	SYK	200,000	9,697,070	10,606,000	0.7%
VCA Antech¹	WOOF	550,000	16,450,532	14,333,000	0.9%
Zimmer Holdings¹	ZMH	225,000	14,203,045	12,584,250	0.8%
			220,347,749	234,875,224	14.7%

Metal Ores
Anglo American ADR¹	AAUKY	1,300,000	17,909,723	24,713,000	1.5%
Rio Tinto ADS	RTP	132,000	5,627,595	6,085,200	0.4%
Teck Resources¹	TCK	400,000	13,453,310	13,608,000	0.9%
			36,990,628	44,406,200	2.8%

Office Equipment
Canon ADS	CAJ	500,000	20,338,107	20,440,000	1.3%
Staples	SPLS	400,000	9,422,170	8,608,000	0.5%
			29,760,277	29,048,000	1.8%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

14 | Annual Report May 31, 2010

Amana Growth Fund: Schedule of Investments

Common Stocks	Symbol	Number of Shares	Cost	Market Value	Percentage of Assets
Publishing
John Wiley & Sons Class A	JW/A	100,000	$3,474,490	$3,960,000	0.2%
McGraw-Hill	MHP	320,000	14,146,827	8,896,000	0.6%
			17,621,317	12,856,000	0.8%

Retail
Amazon.com¹	AMZN	200,000	16,562,781	25,092,000	1.6%
American Eagle Outfitters	AEO	1,100,000	18,726,935	14,410,000	0.9%
Bed Bath & Beyond¹	BBBY	250,000	9,734,534	11,217,500	0.7%
Best Buy	BBY	800,000	33,456,947	33,800,000	2.1%
Coach	COH	700,000	21,672,725	28,777,000	1.8%
CVS/Caremark	CVS	700,000	23,001,945	24,241,000	1.5%
Google¹	GOOG	45,000	15,742,352	21,853,350	1.4%
PetSmart	PETM	600,000	14,279,974	19,056,000	1.2%
TJX Companies	TJX	600,000	25,691,300	27,276,000	1.7%
Whole Foods Market¹	WFMI	100,000	3,860,010	4,043,000	0.3%
			182,729,503	209,765,850	13.2%

Soap & Cleaning Preparants
Church & Dwight	CHD	150,000	10,053,730	9,871,500	0.6%
Clorox	CLX	375,000	21,791,092	23,557,500	1.5%
			31,844,822	33,429,000	2.1%

Telecommunications
America Movil ADS	AMX	550,000	22,023,320	26,037,000	1.6%
China Mobile ADS	CHL	500,000	24,224,945	23,285,000	1.5%
Harris	HRS	600,000	21,339,775	28,146,000	1.8%
Rogers Communications	RCI	200,000	7,766,973	6,806,000	0.4%
Turkcell Iletisim Hizmetleri ADR	TKC	200,000	2,556,280	2,696,000	0.2%
			77,911,293	86,970,000	5.5%

Tools
Lincoln Electric Holdings	LECO	200,000	9,423,094	11,160,000	0.7%
Regal-Beloit	RBC	145,000	6,547,413	8,742,050	0.5%
			15,970,507	19,902,050	1.2%

Toys / Games
JAKKS Pacific¹	JAKK	200,000	2,559,408	2,962,000	0.2%

Transportation
Canadian Pacific Railway	CP	175,000	10,657,415	9,630,250	0.6%
LAN Airlines ADS	LFL	500,000	5,165,338	9,300,000	0.6%
Norfolk Southern	NSC	350,000	16,724,083	19,761,000	1.2%
United Parcel Service Class B	UPS	400,000	26,417,293	25,104,000	1.6%
			58,964,129	63,795,250	4.0%

Total investments			$1,279,640,950	1,465,682,804	91.8%
Other assets (net of liabilities)				130,803,723	8.2%
Total net assets				$1,596,486,527	100.0%
¹Non-income producing security

ADS: American Depositary Share
ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Annual Report May 31, 2010 | 15

Amana Growth Fund

Statement of Assets and Liabilities
As of May 31, 2010

Assets
Investments in securities, at value (Cost $1,279,640,950)	$1,465,682,804
Cash	127,531,432
Receivable for Fund shares sold	3,539,845
Dividends	2,460,523
Total assets		1,599,214,604
Liabilities
Payable to affiliates	1,615,279
Payable for Fund shares redeemed	938,998
Accrued expenses	173,800
Total liabilities		2,728,077
Net assets		$1,596,486,527

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$1,423,546,361
Accumulated net realized loss	(13,101,688)
Unrealized net appreciation on investments	186,041,854
Net assets applicable to Fund shares outstanding		$1,596,486,527

Fund shares outstanding		75,330,824

Net asset value, offering and redemption price per share		$21.19

Statement of Operations
Year ended May 31, 2010

Investment income
Dividends/Income (net of foreign taxes of $703,265)	$16,439,279
Miscellaneous income	912
Gross investment income		16,440,191
Expenses
Investment adviser fees	12,150,253
Distribution fees	3,564,791
Shareowner servicing	856,536
Printing and postage	204,406
Trustee fees	102,302
Professional fees	90,048
Custodian fees	71,314
Filing and registration fees	58,262
Administration fees	54,975
Other expenses	54,953
Chief Compliance Officer expenses	28,929
Total gross expenses	17,236,769
Less custodian fee credits	(71,314)
Net expenses		17,165,455
Net investment loss		$(725,264)

Net realized gain from investments		$2,323,364
Net increase in unrealized appreciation on investments		226,960,920
Net gain on investments		$229,284,284

Net increase in net assets resulting from operations		$228,559,020

The accompanying notes are an integral part of these financial statements.

16 | Annual Report May 31, 2010

Amana Growth Fund

Statements of Changes in Net Assets	Year ended May 31, 2010	Year ended May 31,2009
Increase (decrease) in net assets from operations:
From operations
Net investment loss	$(725,264)	$(1,179,960)
Net realized gain (loss) on investments	2,323,364	(15,425,052)
Net increase (decrease) in unrealized appreciation	226,960,920	(155,019,801)
Net increase (decrease) in net assets	228,559,020	(171,624,813)
Distributions to shareholders from
Capital gains distribution	-	(2,919,690)
Total distributions	-	(2,919,690)
Capital share transactions
Proceeds from sales of shares	787,521,344	710,116,075
Value of shares issued in reinvestment of dividends	-	2,836,911
Early redemption fees retained	268,330	227,453
Cost of shares redeemed	(466,742,858)	(250,252,820)
Net increase in net assets	321,046,816	462,927,619
Total increase in net assets	549,605,836	288,383,116

Net assets
Beginning of year	1,046,880,691	758,497,575
End of year	$1,596,486,527	$1,046,880,691

Shares of the Fund sold and redeemed
Number of shares sold	39,115,439	41,164,464
Number of shares issued in reinvestment of dividends	-	176,096
Number of shares redeemed	(22,956,459)	(14,777,856)
Net increase in number of shares outstanding	16,158,980	26,562,704

Financial Highlights	For year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2010	2009	2008	2007	2006
Net asset value at beginning of year	$17.69	$23.26	$22.80	$18.76	$15.51
Income from investment operations
Net investment income	(0.01)	(0.02)	(0.09)	(0.09)¹	(0.09)¹
Net gains (losses) on securities (both realized and unrealized)	3.51	(5.48)	0.75	4.13	3.34
Total from investment operations	3.50	(5.50)	0.66	4.04	3.25
Less distributions
Dividends (from net investment income)	-	-	-	-	-
Distributions (from capital gains)	-	(0.07)	(0.20)	-	-
Total distributions	-	(0.07)	(0.20)	-	-
Paid-in capital from early redemption fees	0.00²	0.00²	0.00²	0.00²	0.00²

Net asset value at end of year	$21.19	$17.69	$23.26	$22.80	$18.76

Total return	19.79%	(23.63)%	2.91%	21.54%	20.95%

Ratios / supplemental data
Net assets ($000), end of year	$1,596,487	$1,046,881	$758,498	$514,247	$214,809
Ratio of expenses to average net assets
Before custodian fee credits	1.21%	1.31%	1.31%	1.36%	1.42%
After custodian fee credits	1.20%	1.30%	1.29%	1.36%	1.41%
Ratio of net investment income (loss) after custodian fee credits to average net assets	(0.05)%	(0.16)%	(0.39)%	(0.43)%	(0.51)%
Portfolio turnover rate	5%	6%	7%	9%	5%
¹Calculated using average shares outstanding	²Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.

Annual Report May 31, 2010 | 17

Amana Developing World Fund: Performance Summary

The Amana Developing World Fund commenced operations September 28, 2009 and consequently does not have standardized returns to report.

As of May 31, 2010, the Fund's total return since inception was 1.60%.

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other operational costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on September 28, 2009 to an identical amount invested in the MSCI Emerging Markets Index, a broad-based international equity index. The graph shows that an investment in the Fund would have risen to $10,160 versus $10,185 in the Index.
Past performance does not guarantee future results. The "Growth of $10,000" graph assumes the reinvestment of dividends and capital gains. It does not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 90 calendar days.

Fund Objective

The primary objective of the Developing World Fund is long-term capital growth consistent with Islamic principles.

Top Ten Holdings		Industry Allocation
Issue	% of Fund Assets
LAN Airlines ADS	2.3%
PT Semen Gresik	2.0%
Colgate-Palmolive	1.7%
Baidu.com ADR	1.6%
Infosys ADS	1.6%
Dr. Reddy's Laboratories ADR	1.6%
Asya Katilim Bankasi	1.4%
China Mobile ADS	1.3%
MercadoLibre	1.3%
Tenaris ADR	1.2%

Industry weightings are shown as a percentage of net assets.

18 | Annual Report May 31, 2010

Amana Developing World Fund: Schedule of Investments

Common Stocks	Symbol	Number of Shares	Cost	Market Value	Country	Percentage of Assets
Banks — Islamic
Asya Katilim Bankasi	ASYAB TI	60,000	$131,755	$129,208	Turkey	1.4%

Building
Desarrolladora Homex ADR¹	HXM	800	30,394	21,088	Mexico	0.2%
PT Semen Gresik	SMGR IJ	200,000	176,538	179,897	Indonesia	2.0%
			206,932	200,985		2.2%

Business Services
Genpact Limited¹	G	4,000	55,263	67,560	India	0.7%

Chemicals Specialty
China Green Agriculture¹	CGA	3,000	45,824	32,490	China	0.4%

Computer Hardware
Western Digital¹	WDC	3,000	108,307	104,430	Thailand	1.2%

Computer Software
Infosys ADS	INFY	2,500	133,641	143,825	India	1.6%

Energy
China Natural Gas¹	CHNG	4,000	44,564	29,480	China	0.3%
China Petroleum and Chemical ADR	SNP	800	69,679	62,928	China	0.7%
Petroleo Brasileiro ADR	PBR	1,500	65,841	53,430	Brazil	0.6%
Sasol ADS	SSL	1,000	38,741	36,000	South Africa	0.4%
			218,825	181,838		2.0%

Fertilizers
Quimica y Minera Chile ADS	SQM	900	35,135	30,195	Chile	0.3%

Internet Content
Baidu.com ADR¹	BIDU	2,000	110,606	146,420	China	1.6%
MercadoLibre¹	MELI	2,200	104,362	114,114	Brazil	1.3%
			214,968	260,534		2.9%

Medical
American Oriental Bioengineering¹	AOB	6,000	29,581	18,600	China	0.2%
Dr. Reddy's Laboratories ADR	RDY	5,000	119,110	143,500	India	1.6%
Mindray Medical International	MR	1,500	51,965	44,610	China	0.5%
			200,656	206,710		2.3%

Metal Ores
Anglo American ADR¹	AAUKY	5,000	86,680	95,050	South Africa	1.1%
Alamos Gold	AGI CA	5,000	70,160	72,074	Mexico	0.8%
Impala Platinum ADS	IMPUY	1,500	36,615	37,500	South Africa	0.4%
Southern Copper	SCCO	2,000	60,155	58,980	Peru	0.7%
Sterlite Industries ADR	SLT	2,000	31,380	28,520	India	0.3%
Tenaris ADR	TS	3,000	112,552	111,360	Argentina	1.2%
Vale ADR	VALE	3,500	87,901	95,165	Brazil	1.0%
			485,443	498,649		5.5%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

Annual Report May 31, 2010 | 19

Amana Developing World Fund: Schedule of Investments

Common Stocks	Symbol	Number of Shares	Cost	Market Value	Country	Percentage of Assets
Schools
China Education Alliance¹	CEU	10,000	$58,000	$43,000	China	0.5%

Soap & Cleaning Preparants
Colgate-Palmolive	CL	2,000	160,083	156,180	United States	1.7%

Telecommunications
America Movil ADS	AMX	2,000	91,022	94,680	Mexico	1.0%
China Mobile ADS	CHL	2,500	121,403	116,425	China	1.3%
Millicom International Cellular	MICC	500	36,784	39,965	Luxembourg	0.4%
MTN Group	MTN SJ	1,600	26,829	22,389	South Africa	0.3%
Telecomunicacoes de Sao Paulo ADR	TSP	1,200	29,743	23,388	Brazil	0.3%
Telekomunikasi Indonesia ADS	TLK	3,000	99,291	99,390	Indonesia	1.0%
			405,072	396,237		4.3%

Transportation
LAN Airlines ADS	LFL	11,000	198,609	204,600	Chile	2.3%

Utilities
Companhia Paranaense de Energia-Copel	ELP	5,000	90,684	92,750	Brazil	1.0%
Enersis ADS	ENI	5,000	101,000	94,250	Chile	1.0%
			191,684	187,000		2.0%

Total investments			$2,850,197	2,843,441		31.3%
Other assets (net of liabilities)				6,252,208		68.7%
Total assets				$9,095,649		100.0%
¹Non-income producing security

ADS: American Depositary Share
ADR: American Depositary Receipt

Countries

% of Assets
Argentina	1.2%
Brazil	4.2%
Chile	3.6%
China	5.5%
India	4.2%
Indonesia	3.0%
Luxembourg	0.4%
Mexico	2.0%
Peru	0.7%
South Africa	2.2%
Thailand	1.2%
Turkey	1.4%
United States	1.7%
Cash and equivalents	68.7%

The accompanying notes are an integral part of these financial statements.

20 | Annual Report May 31, 2010

Amana Developing World Fund

Statement of Assets and Liabilities
As of May 31, 2010

Assets
Investments in securities, at value (Cost $2,850,197)	$2,843,441
Cash	6,221,775
Receivable for Fund shares sold	38,747
Dividends	5,282
Total assets		9,109,245
Liabilities
Payable to affiliates	12,200
Accrued expenses	1,396
Total liabilities		13,596
Net assets		$9,095,649

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$9,105,828
Accumulated net realized loss	(3,423)
Unrealized net depreciation on investments	(6,756)
Net assets applicable to Fund shares outstanding		$9,095,649

Fund shares outstanding		895,195

Net asset value, offering and redemption price per share		$10.16

Statement of Operations
Period Ended May 31, 2010

Investment income
Dividends/Income (net of foreign taxes of $2,206)	$16,746
Gross investment income		16,746
Expenses
Investment adviser	36,495
Distribution fees	9,604
Shareowner servicing	7,084
Filing and registration fees	4,488
Professional fees	851
Administration fees	749
Trustee fees	441
Other expenses	400
Printing and postage	319
Chief Compliance Officer expenses	304
Custodian fees	197
Total gross expenses	60,932
Less custodian fee credits	(197)
Net expenses		60,735
Net investment loss		$(43,989)

Net realized loss from investments and foreign currency		$(936)
Net decrease in unrealized appreciation on investments		(6,756)
Net loss on investments		$(7,692)

Net decrease in net assets resulting from operations		$(51,681)

The accompanying notes are an integral part of these financial statements.

Annual Report May 31, 2010 | 21

Amana Developing World Fund

Statements of Changes in Net Assets	Period ended May 31, 2010
Increase (decrease) in net assets from operations:
From operations
Net investment loss	$(43,989)
Net realized loss on investments	(936)
Net decrease in unrealized appreciation	(6,756)
Net decrease in net assets	(51,681)
Capital share transactions
Proceeds from sales of shares	9,480,214
Value of shares issued in reinvestment of dividends	-
Early redemption fees retained	1,281
Cost of shares redeemed	(334,165)
Net increase in net assets	9,147,330
Total increase in net assets	9,095,649

Net assets
Beginning of period	-
End of period	$9,095,649

Shares of the Fund sold and redeemed
Number of shares sold	927,806
Number of shares issued in reinvestment of dividends	-
Number of shares redeemed	(32,611)
Net increase in number of shares outstanding	895,195

Financial Highlights	Period Ended May 31,
Selected data per share of outstanding capital stock throughout each period:	2010
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income (loss)	(0.05)
Net gains (losses) on securities (both realized and unrealized)	0.21
Total from investment operations	0.16
Paid-in capital from early redemption fees	0.00¹

Net asset value at end of period	$10.16

Total return	1.60%

Ratios / supplemental data
Net assets ($000), end of period	$9,096
Ratio of expenses to average net assets
Before custodian fee credits	1.59%²
After custodian fee credits	1.58%²
Ratio of net investment income (loss) after custodian fee credits to average net assets	(1.14)%²
Portfolio turnover rate	5%
¹Amount is less than $0.01	²Since inception date 9/28/2009, annualized

The accompanying notes are an integral part of these financial statements.

22 | Annual Report May 31, 2010

Expenses (unaudited)

All mutual funds have operating expenses. As an Amana Mutual Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. All mutual funds (unlike some other financial investments) only report their results after deduction of operating expenses.

With the Amana Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchase payments, reinvested dividends, or other distributions. You do not incur redemption fees, exchange fees, or fees related to Saturna Individual Retirement Accounts. However, to discourage speculation, you may incur a 2% redemption fee for shares held less than 90 calendar days. You may incur fees related to extra services requested by you for your account, such as a checkbook to use for redemptions or bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the semi-annual period and held for six months (December 1, 2009 to May 31, 2010).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds also charge the following fees for extra services rendered on request, which you may need to add to determine your total expenses: $10 per checkbook, $25 per domestic bank wire, $35 per international bank wire, or overnight courier delivery charges.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees (there are no fees on Saturna Capital IRAs, ESAs, or HSAs with the Amana Funds), and charges for extra services such as check writing and bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Amana Funds do not have any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [December 1, 2009]	Ending Account Value [May 31, 2010]	Expenses Paid During Period	Annualized Expense Ratio
Income Fund
Actual	$1,000.00	$979.70	$5.92	1.20%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%

Growth Fund
Actual	$1,000.00	$1,025.20	$5.76	1.14%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.25	$5.74	1.14%

Developing World Fund
Actual	$1,000.00	$992.20	$8.05	1.62%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.85	$8.15	1.62%

Expenses are equal to annualized expense ratios indicated above (based on the most recent semi-annual period of December 1, 2009 through May 31, 2010), multiplied by the average account value over the period, multiplied by 182/365 to reflect the semi-annual period.

Annual Report May 31, 2010 | 23

Notes To Financial Statements

Note 1 — Organization

Amana Mutual Funds Trust (the "Trust") was established under Indiana law as a Business Trust on July 26, 1984. The Trust is registered as a no-load, open-end, diversified series management investment company under the Investment Company Act of 1940, as amended. The Trust restricts its investments to those acceptable to Muslims by investing in accordance with Islamic principles. Three portfolio series have been created. The Income Fund was first authorized to sell shares of beneficial interest to the public on June 23, 1986. The investment objective of the Income Fund is current income and preservation of capital. The Growth Fund began operations on February 3, 1994. The investment objective of the Growth Fund is long-term capital growth. The Developing World Fund began operations on September 28, 2009. The investment objective of the Developing World Fund is long-term capital growth.

Note 2 — Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds.

Security valuation:

Investments in securities traded on a national securities exchange and over-the-counter secrities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at latest bid price.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-U.S. securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 — Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Funds' investments carried at value:

Funds	Total	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Income Fund
Common Stocks	$943,915,349	$943,915,349	$-	$-
Total Assets	$943,915,349	$943,915,349	$-	$-

Growth Fund
Common Stocks	$1,465,682,804	$1,465,682,804	$-	$-
Total Assets	$1,465,682,804	$1,465,682,804	$-	$-

24 | Anual Report May 31, 2010

Notes To Financial Statements (continued)

Developing World Fund
Common Stocks	$2,843,441	$2,439,873	$403,568	$-
Total Assets	$2,843,441	$2,439,873	$403,568	$-

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Updated "Improving Disclosures about Fair Value Measurements" that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the additional requirements will have on its financial statement disclosures.

Derivative instruments and hedging activities:

The Funds have adopted the financial reporting rules and regulations that require enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

During the period ended May 31, 2010, the Funds did not hold any derivative instruments.

Investment concentration:

The fundamental policies of the Funds prohibit earning interest, in accordance with Islamic principles (sharia). Consequently, cash is held in non-interest-bearing deposits with the Funds' custodian or other banks. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification ("ASC") 825, "Financial Instruments," these items as a concentration of credit risk, requiring disclosure regardless of the degree of risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes. Therefore, no Federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007 — 2009), or expected to be taken in the Funds' 2010 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and distributions to the shareowners:

Dividends from equity securities and distributions to shareowners, which are determined in accordance with income tax regulations, are recorded as income on the ex-dividend date. Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

Dividends and distributions are payable at the end of December and May. As a result of its investment strategy, the Growth Fund does not expect to pay income dividends. Dividends are paid in shares of the Funds, at the net asset value on payable date. Shareowners may elect to take dividends in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. These reclassifications were due to over distribution and a net investment loss.

	Income Fund	Growth Fund	Developing World Fund
Undistributed net income	$-	$725,264	$43,989
Accumulated gains (losses)	$-	$-	$(2,487)
Paid in capital	$-	$(725,264)	$(41,502)

Other:

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Funds are intended for long-term investment and do not permit rapid trading of their shares. To discourage speculation, shares held less than 90 calendar days, including those held in omnibus accounts at intermediaries, may be assessed a 2% early redemption fee (payable to the Fund) when redeemed. These fees are deducted from the redemption proceeds otherwise payable to the shareowner and retained by the Funds as paid-in capital and included in the daily NAV calculation. The Funds cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts.

Note 3 — Transactions with Affiliated Persons

Under a contract approved annually by Amana's independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services and facilities required to conduct Trust business. For such services, each Fund pays an advisory fee of 0.95% on the first $500 million of a fund's average daily net assets, 0.85% on the next $500 million, 0.75% on the next $500

Annual Report May 31, 2010 | 25

Notes To Financial Statements (continued)

million, and 0.65% on assets over $1.5 billion. For the year ended May 31, 2010, Income Fund, Growth Fund, and Developing World Fund paid advisory fee expenses of $8,662,993; $12,150,253; and $36,495 respectively. Certain officers and one trustee of Amana are also officers and directors of the investment adviser.

Saturna Capital also acts as transfer agent for the Trust, for which it was paid $602,785; $856,536; and $7,084 for the Income, Growth, and Developing World Funds, respectively, for the year ended May 31, 2010.

Saturna Brokerage Services, Inc. ("SBS"), a subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of up to 0.25% of the average net assets of the Funds. The fee is paid to SBS as reimbursement for expenses incurred for distribution-related activity. For the year ended May 31, 2010, Income Fund, Growth Fund and Developing World Fund paid $2,413,063; $3,564,791; and $9,604 respectively, to SBS. SBS is the primary broker used to effect portfolio transactions for the Trust and currently executes portfolio transactions for the Trust for free (no commissions). Should any change occur in this policy, shareowners would be notified. Transactions effected through other brokers may be subject to a commission payable to that broker.

Nicholas Kaiser serves as a trustee and president of the Trust. Also a director and the chairman of Saturna Capital, he is not compensated by the Trust. The Trust incurred $200,350 of total Trustee expenses, including $80,000 in Independent Trustee compensation, for the year ended May 31, 2010.

The officers are paid by Saturna Capital, and not the Trust, except for Mr. James D. Winship, who is partially compensated by the Trust. Regulations require the Trust to designate a Chief Compliance Officer; Mr. Winship was retained by the Trust for the period ended May 31, 2010. For this period, the Income Fund, Growth Fund, and Developing World Fund incurred $20,088; $28,929; and $304; respectively, of expenses for the Chief Compliance Officer.

On May 31, 2010, the trustees, officers, and their affiliates as a group owned 0.17% of the Income Fund's, 0.18% of the Growth Fund's, and 12.38% of the Developing World Fund's outstanding shares.

Note 4 — Distributions to Shareowners

The tax characteristics of distributions paid for the fiscal years ending May 31, 2010, 2009, and 2008 were as follows (note: short-term capital gains are considered ordinary income for Federal tax purposes):

Income Fund	2010	2009	2008
Ordinary income	$12,949,029	$7,200,088	$2,408,828
Long-term capital gain¹	$-	$167,143	$4,767,678
	$12,949,029	$7,367,231	$7,176,506

Growth Fund	2010	2009	2008
Ordinary income²	$-	$-	$-
Long-term capital gain¹	$-	$2,919,690	$5,820,450
	$-	$2,919,690	$5,820,450

Developing World Fund	Period ended May 31, 2010
Ordinary income²	$-
Long-term capital gain¹	$-
	$-

¹Long-term capital gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

²By policy, the Growth and Developing World Funds seek to avoid paying income dividends.

The cost basis of investments for federal income tax purposes at May 31, 2010 were as follows:

	Income Fund	Growth Fund	Developing World Fund
Cost of investments	$912,485,386	$1,279,640,950	$2,850,197
Gross unrealized appreciation	$106,234,092	$281,821,902	$132,619
Gross unrealized depreciation	$74,804,129	$95,780,048	$139,375
Net unrealized appreciation (depreciation)	$31,429,963	$186,041,854	$(6,756)

As of May 31, 2010, the components of distributable earnings on a tax basis were as follows:

Income Fund
Net tax unrealized appreciation (depreciation)	$31,429,963
Undistributed ordinary income	$333,000
Accumulated net realized loss	$(8,552,968)
Total distributable earnings (loss)	$(8,219,968)
Other accumulated losses	$(22,236)
Total accumulated earnings	$23,187,759

Growth Fund
Net tax unrealized appreciation (depreciation)	$186,041,854
Undistributed ordinary income	$-
Accumulated net realized loss	$(13,101,688)
Total distributable earnings (loss)	$(13,101,688)
Total accumulated earnings	$172,940,166

Developing World Fund
Net tax unrealized appreciation (depreciation)	$(6,756)
Undistributed ordinary income	$-
Accumulated net realized loss	$-
Total distributable earnings (loss)	$-
Other accumulated losses	$(3,423)
Total accumulated earnings	$(10,179)

26 | Annual Report May 31, 2010

Notes To Financial Statements (continued)

Note 5 — Federal Income Taxes

At May 31, 2010 the Funds had the following capital loss carryforwards, subject to regulation. Prior to their expiration, such loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

	Income Fund	Growth Fund	Developing World Fund
Capital loss carryforwards expiring 2017	$374,968	$5,052,143	$-
Capital loss carryforwards expiring 2018	$8,178,000	$8,049,545	$-
Post-October loss deferral¹	$22,236	$-	$3,423

¹ Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a fund's next taxable year.

Note 6 — Investments

During the year ended May 31, 2010, the Funds purchased and sold the following amounts of securities.

	Purchases	Sales
Income Fund	$329,022,568	$42,286,189
Growth Fund	$409,506,908	$54,995,590
Developing World Fund	$2,917,431	$63,811

Note 7 — Custodian

Under agreements in place with the Trust's custodian, PFPC Trust Company, custody fees are reduced by credits for cash balances. Such reduction amounted to $48,217 for the Income Fund; $71,314 for the Growth Fund; and $197 for the Developing World Fund, for the year ended May 31, 2010.

Note 8 — Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Amana Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities of Amana Income Fund, Amana Growth Fund, and Amana Developing World Fund, each a series of Amana Mutual Funds Trust (the "Trust"), including the schedules of investments, as of May 31, 2010, and for the Amana Income Fund and Amana Growth Fund, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended; and for the Amana Developing World Fund, the related statement of operations, the statements of changes in net assets, and the financial highlights for the period September 28, 2009 (commencement of operations) to May 31, 2010. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Amana Income Fund, Amana Growth Fund, and Amana Developing World Fund, as of May 31, 2010, the results of their operations, the changes in their net assets, and their financial highlights, for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
July 28, 2010

/s/ Tait, Weller & Baker LLP
Tait, Weller & Baker LLP

Annual Report May 31, 2010 | 27

Trustees and Officers

Name (Age) and Address	Position(s) Held with Trust & Number of Saturna Fund Portfolios Overseen	Principal Occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
INDEPENDENT TRUSTEES
Talat M. Othman (74) 1300 North Shore Dr. Suite 7D Chicago, IL 60610	Chairman, Trustee (since 2001); Three	Chairman, CEO, Grove Financial, Inc. (financial services)	None
Iqbal Unus, PhD (66) 500 Grove Street Herndon, VA 22070	Trustee (since 1986); Three	Director, The Fairfax Institute; previously Dean of Students/Registrar, School of Islamic and Social Sciences	None
Abdul Wahab (62) 11000 Wright Road Lynwood, CA 90262	Trustee (since 2005); Three	President, Wasatch Company (manufacturer and international distributor of textile products)	None
Abid Malik (52) 2317 NW Fawn Dr. Blue Springs, MO 98225	Trustee (since 2006); Three	CEO, eBanyan, Inc. (eCommerce software development); previously CFO and director of a circuit board manufacturer	None
Miles K. Davis, PhD (50) 40478 Tim Tam Ct. Leesburg, VA 20176	Trustee (since 2008); Three	Associate Professor of Management/Director of the Institute for Entrepreneurship, Shenandoah University	None
Herbert G. Grubel, PhD (76) 125 West Second St. Apt. 1202 North Vancouver, BC Canada V7M 1C5	Trustee (since 2008); Nine	Senior Fellow, Fraser Institute; Professor (Emeritus) of Economics, Simon Fraser University; Author	Saturna Investment Trust
Salim Manzar (61) 29 Monterey Dr. Princeton Junction, NJ 08550	Trustee (since 2008); Three	Executive Director and CEO, Princeton Advisory Group, LLC (insurance industry consulting); previously senior officer with MetLife	None
M. Yaqub Mirza, PhD (63) 11922 Safa Court Herndon, VA 20170	Trustee (since 2009); Three	CEO, Sterling Management Group, Inc.	None
INTERESTED TRUSTEE
Nicholas F. Kaiser, CFA (64) 1300 N. State Street Bellingham, WA 98225	President and Trustee¹ (since 1989); Nine	Chairman, Saturna Capital Corporation (the Trust's investment adviser)	Saturna Investment Trust
OFFICERS WHO ARE NOT TRUSTEES
Monem A. Salam, MBA (38) 1300 N. State Street Bellingham, WA 98225	Vice President (since 2003); N/A	Director of Islamic Investing, Saturna Capital Corporation	N/A
Christopher R. Fankhauser (38) 1300 N. State Street Bellingham, WA 98225	Treasurer¹ (since 2002); N/A	Chief Operations Officer, Saturna Capital Corporation	N/A
Ethel B. Bartolome (37) 1300 N. State Street Bellingham, WA 98225	Secretary¹ (since 2003); N/A	Corporate Administrator, Saturna Capital Corporation	N/A
James D. Winship, JD, MBA (62) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer¹ (since 2004); N/A	Chief Compliance Officer, Saturna Capital and Funds; General Counsel, Saturna Capital	N/A

Term of Office: Trustees serve for the lifetime of the Trust or until death, resignation, removal, or non re-election by the shareowners. Officers serve one-year terms subject to annual reappointment by the Trustees.

Amana's Statement of Additional Information, available without charge by calling Saturna Capital at 800/SATURNA, includes additional information about Trustees. As of May 31, 2010, officers and trustees (plus affiliated entities, such as Saturna Capital Corporation), as a group, owned 0.17%, 0.18% and 12.38% of the outstanding shares of the Income Fund, Growth Fund, and Developing World Fund respectively.

During the year ended May 31, 2010, the Independent Trustees were each paid by the Trust: (1) $6,500 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings not held at the time of a board meeting; and (3) $500 per quarter for serving as chairman of the board or any committee. As of May 31, 2010, all Independent Trustees owned shares in one or more Amana funds.

Mr. Kaiser is an Interested Trustee by reason of his positions with the Trust's adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Trust's portfolios. He is paid by Saturna Capital a salary, plus a bonus for each month an Amana portfolio earns a 4 or 5 star rating from Morningstar (see pages 2 and 4). The Officers are paid by Saturna Capital Corporation and not the Trust, except for the Chief Compliance Officer, a portion of whose compensation is paid by the Trust. As of May 31, 2010, all Saturna Capital employees listed above as Officers owned shares in one or more of the Amana funds, with Mr. Kaiser owning (directly or indirectly) more than $2,500,000.

¹Holds the same position with Saturna Investment Trust.

28 | Annual Report May 31, 2010

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Annual Report May 31, 2010 | 29

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30 | Annual Report May 31, 2010

Availability of Amana Portfolio Information

  The Amana Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.
  The Funds' Forms N-Q are available on the SEC's website at www.sec.gov.
  The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800/SEC-0330.
  The Funds make a complete schedule of portfolio holdings after the end of each month available at www.amanafunds.com.

Availability of Proxy Voting Information

  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-888/73-AMANA; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.
  Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-888/73-AMANA; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.

Privacy Statement

At Saturna Capital, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800/SATURNA (1-800-728-8762)

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements, when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 888/73-AMANA or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies thirty days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 888/73-AMANA or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Annual Report May 31, 2010 | 31

Amana Mutual Funds Trust began operations in 1986. Saturna Capital Corporation, with extensive experience in mutual funds, invests the Trust's portfolios and handles daily operations under supervision of Amana's Board of Trustees.

1300 N. State Street
Bellingham, WA 98225
1-800/728-8762
Daily prices at 1-888/73-AMANA
www.amanafunds.com

Investment Adviser and Administrator	Saturna Capital Corporation Bellingham, WA
Custodian	PFPC Trust Company Wilmington, DE
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Philadelphia, PA
Legal Counsel	K & L Gates LLP Washington, DC

This report is for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus.

2. Code of Ethics

Registrant has adopted a code of ethics, which is included with this submission as Exhibit (a) and posted on the Fund's Internet website at www.amanafunds.com. Requests may also be made via telephone at 1-800/728-8762, and will be processed within one business day of receiving such request.

3. Audit Committee Financial Expert

(a)(1)(i) The Trustees of Amana Mutual Funds Trust determined, at their quarterly meeting of June 12, 2003, that the Trust shall have at least one audit committee financial expert serving on its audit committee.

(a)(2) Mr. Herbert Grubel and Mr. Salim Manzar, independent Trustees (as defined for investment companies), presently serve as financial experts.

4. Principal Accountant Fees and Services

(a) Audit Fees

For the fiscal years ending May 31, 2009 and 2010, the aggregate audit fees billed for professional services rendered by the principal accountant were $34,000 and $50,700, respectively.

(b) Audit-Related Fees

There were no fees billed by the principal accountant for assurance and related services that were not included under paragraph (a) for the fiscal years ending May 31, 2009 and 2010.

(c) Tax Fees

For the fiscal years ending May 31, 2009 and 2010, the aggregate tax fees billed for professional tax preparation services rendered by the principal accountant were $6,000 and $9,300 respectively.

(d) All Other Fees

There were no other fees billed by the principal accountant for the fiscal years ending May 31, 2009 and 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The following is an excerpt from the Amana Mutual Funds Trust Audit Committee Charter:

D. Oversight of Independent Auditors

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e)(2) Percentages of Services

One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate nonaudit fees

For the fiscal years ending May 31, 2009 and 2010, the aggregate nonaudit fees billed for professional tax preparation services rendered by the principal accountant to Amana Mutual Funds Trust were $6,000 and $9,300 respectively. For the fiscal years ending June 30, 2009 and 2010, the aggregate nonaudit fees billed for professional tax preparation services rendered by the principal accountant to Saturna Capital Corporation (and subsidiaries), the investment adviser and distributor for Amana Mutual Funds Trust, were not material and not specified separately.

(h) Not applicable.

5. Audit Committee of Listed Registrants

Not applicable.

6. Investments

The schedule of Investments is fully answered in Item 1.

7. Disclosure of Proxy Voting Policies and Procedured for Closed-End Management Investment Companies

Not applicable.

8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

10. Submission of Matters to a Vote of Security Holders

Not applicable.

11. Controls and Procedures

Internal control over financial reporting is under the supervision of the principal executive and financial officers. On July 26, 2010, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Amana Mutual Funds Trust and found them reasonable and adequate.

12. Exhibits

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMANA MUTUAL FUNDS TRUST

By:

/s/ Nicholas Kaiser
President
July 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Nicholas Kaiser
President
July 28, 2010

By:

/s/ Christopher Fankhauser
Treasurer
July 28, 2010